UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 3, 2008

Golf Trust of America, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-14494	33-0724736
(Commission File Number)	(IRS Employer Identification No.)

10 North Adger’s Wharf, Charleston, SC	29401
(Address of Principal Executive Offices)	(Zip Code)

(843) 723-4653

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

As previously disclosed, Golf Trust of America, Inc., or “the Company,”  sold the Innisbrook Resort and Golf Club to entities affiliated with Salamander Hospitality on July 16, 2007. Pursuant to terms of the Asset Purchase Agreement, $2,000,000 of the purchase price was placed in escrow until March 31, 2008, subject to future allowable claims of liability.  The Company announced today that no claims of liability were submitted by the Buyer. Escrowed funds of $2,000,000, plus accrued interest of $31,118, were released and subsequently received by the Company on April 3, 2008.

A copy of the Company’s press release announcing the matters set forth above is furnished as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release of Golf Trust of America, Inc. dated April 7, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Golf Trust of America, Inc.
(Registrant)

Date: April 8, 2008	By:	/s/ Michael C. Pearce
Michael C. Pearce
President and Chief Executive Officer